WEITZ SERIES FUND, INC.

Hickory Fund

Q U A R T E R L Y
R E P O R T

December 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one, five and ten year periods ended December 31, 2003, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500
Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 2001	-4.6	-11.8	7.2
Dec. 31, 2002	-29.3	-22.1	-7.2
Dec. 31, 2003	47.9	28.7	19.2

Since Inception (April 1, 1993)
Cumulative	294.9	201.3	93.6

Average Annual
Compound Return	13.6	10.8	2.8

The Fund’s average annual total return for the one, five and ten years ended December 31, 2003, was 47.9%, 2.4% and 12.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through December 31, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $98,717 on December 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Hickory Fund	47.9%	2.4%	12.6%
Standard & Poor's 500 Index	28.7%	-0.6%	11.1%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — HICKORY FUND
December 31, 2003 – Quarterly Report

January 11, 2004

Dear Fellow Shareholder:

        I am very pleased to report that our Fund gained +17.0% in the 4th quarter of 2003 vs. a gain of +12.2% for the S&P 500. This brings our total return for the year (after fees and expenses) to +47.9% vs. +28.7% for the S&P.

        Although this past year has been especially profitable for us, the longer-term history is more significant. The table below shows total returns for our Fund, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*
	1-Year	3-Year	5-Year	10-Year
Weitz Hickory Fund	47.9%	-0.1%	2.4%	12.6%
S&P 500	28.7	-4.0	-0.6	11.1
Russell 2000	47.3	6.3	7.1	9.5
Nasdaq Composite	50.8	-6.3	-1.4	9.9
Average Growth Fund	29.6	-6.2	0.0	9.1

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10-year Nasdaq number for which reinvestment of dividend information was not available).

Mutual Fund Industry Developments

        A lot of good things have happened this year—for the economy, the stock market, and our Fund—but the good financial news has been somewhat overshadowed by the disclosures of abuses by mutual fund companies. In our last quarterly letter, we discussed market timing and late trading. We are not likely targets for these schemes since we do not generally own foreign securities, and we remain confident that the integrity of our people and procedures has protected our shareholders from these abuses.

        More recent revelations have dealt with some funds’ use of “directed brokerage” to reward brokers for recommending those funds to the brokers’ clients and the failure to pass through volume commission discounts. Our Funds are “no load” (no commissions are charged to buy or sell fund shares), we have no 12b-1 fees, and we do not use directed brokerage as incentives to brokers. Thus, these subjects do not apply to our Funds.

        We do not blame shareholders for being confused and dismayed by these recent disclosures. We are appalled, too. However, we believe that our Funds (and many others run by honest, thoughtful managers) have played by the rules and that we have consistently put our shareholders’ interests first. If you have questions about any facet of our management of your account, we encourage you to call our client service representatives to get clarification.

Market Commentary

        Long-time clients and readers of these letters should know better than to even read this section. They know that we always plead ignorance when it comes to predicting behavior of the economy, interest rates, commodity prices, politics…and, regrettably, stock prices. Nevertheless, there are always some ‘inquiring minds’ who ‘want to know’ and ask the questions, so here are some of our working assumptions, such as they are:

        Dollar Weakness: Even Warren Buffett has gone public with a lament that our consuming ways will eventually lead to trouble. A weak dollar makes imports more expensive, which is inflationary. On the other hand, it encourages exports and discourages imports, which protects domestic companies and jobs—at least temporarily. A weak dollar penalizes foreign investors in American stocks and bonds, and our government is quite dependant on foreign capital to finance our budget deficits and to keep our stock market advancing. At some point, the consequences could be very serious, but we are investing on the assumption that the disaster scenarios are not in the cards.

        Interest Rates: Interest rates are very low even though the economy seems to be improving. The Federal Reserve may be keeping short-term rates artificially low to nurture a fragile recovery or to sustain a strong housing market. At any rate, conventional wisdom would suggest that, on average, rates will be higher over the next few years than they are today. We assume that rates will rise at some point and that financial institutions know this. Interest rate changes are most disruptive if they are unexpected and extreme, and while we would expect plenty of short-term spikes and dips that will ruffle the stock and bond markets (and our portfolio), we think our companies will be able to cope reasonably well.

        Geopolitics and Terrorism: We assume that while the specific trouble spots will change, many of the world’s problems are not fixable, at least in the foreseeable future. Specific events are bound to cause periods of extreme volatility, and we just accept that. Our response to this danger is to diversify the portfolio, to buy companies with strong enough balance sheets to deal with external shocks and to hold some cash to allow us to take advantage of temporary panic selling. This definitely does not insulate us completely, but it should allow us to keep our capital intact during periods of adversity.

        Stock Market: The stocks of most of the companies we are attracted to seem, at best, fairly priced. We see few true bargains, though we are very comfortable with the long-term prospects of the companies in our portfolio. Given the volatility of the market, the situation could be completely different by the time you read this, but as of today, our expectations for performance from today’s price levels are modest.

Portfolio Review

        By far the greatest contributors to our performance in 2003 were those companies at the intersection of real estate and financial services—mortgage real estate investment trusts (REIT’s). Lower interest rates, a mortgage refinancing boom, rising home prices, and very good credit experience combined to produce record earnings for all sorts of participants in the real estate finance world. Redwood Trust paid dividends of $7.35 per share and its stock rose from $27.70 to $50.85 for a total return of 110% for the year. Newcastle was split into two companies whose combined total return was roughly 92%, and Novastar’s total return was 209%.

        We provided part of the initial capital used to found Redwood (1994), Newcastle (1998) and Novastar (1996), and had the dubious, but ultimately very profitable, ‘opportunity’ to re-capitalize Novastar after their near-death experience in the liquidity crisis of 1998. (The stock that cost $3.50 per share in early 1999 paid dividends in 2003 of $5.04 per share and closed the year at $42.96.) These companies enjoyed nearly perfect business conditions in 2003 and have had some windfall profits, so none is likely to repeat its 2003 performance, but we believe each has additional upside potential.

        Most of the rest of the portfolio made positive contributions. Charter was notable as its stock rose 240% (albeit from a very depressed base) and its 8 5/8% bonds due in 2009 provided a total return of approximately 100%. Charter is not out of the financial woods yet, but new management has done a good job of improving operations and shoring up the balance sheet.

        One relatively new area of investment for us is healthcare. Healthcare is a very complicated field because in addition to the science and technology that is foreign to most investors, the politics of reimbursement and rationing of care are complicated and unpredictable. This is our first serious venture into the field since 1993 when the proposed Clinton health plan set off panic among healthcare investors. Recent fears and confusion over changes in Medicare benefits, the likely impact of higher co-payments by patients, a rise in bad debt expense at hospitals, and some high profile scandals have combined to depress the stock prices of many sound healthcare companies.

        We have made new investments this year in four healthcare companies—Laboratory Corporation of America, Triad Hospitals, First Health Group and MedImmune. Each is an established company in a different area of the healthcare industry, and we believe each is reasonably priced based on current levels of business and products already developed. Each also has very interesting growth prospects that could bring pleasant surprises to shareholders, but we are not depending on these new developments to justify current valuations.

Outlook

        As we have said the past several quarters, the outlook for business is reasonably good, but stock prices seem to be running ahead of the improvement in underlying business values. We feel very good about the prospects for the companies we own, and their stock prices are reasonable to mildly cheap. So, we are comfortable with our portfolio, but not expecting the kind of gains we experienced in 2003.

Hickory Reopened to New Shareholders on January 5, 2004

        Hickory was closed to new investors in 1998 when assets ballooned from $20 million to $500 million in 8 months. The pace of inflows and the absolute amount of capital in the Fund threatened to interfere with our goal of providing a flexible, concentrated portfolio in which even small companies could have an impact.

        At the end of 2003, Hickory’s assets were under $250 million and in spite of good performance last year, the Fund continued to experience net withdrawals. These factors led the Fund’s Board of Directors to decide at its November meeting to reopen Hickory. Their reasoning was that the potential reduction in expense ratio that might accompany growth in Fund assets outweighed flexibility considerations, at the current level of assets. If the Fund does grow over time through a combination of appreciation and investment by new shareholders, we may very well decide to close the Fund again.

Shareholder Vote to Simplify and Update Our Fund Structure

        By the time you receive this letter, you may have received a thick document explaining proposed changes in our Fund structure. These proposals will not change our investment objectives, principal investment strategies or portfolio managers. However, they will simplify and update our Fund structure and lead to greater operational efficiencies that should benefit shareholders over the years. Your vote is important, so please vote when you receive your proxy card. If you have any questions about the proposals or voting process, please call Georgeson Shareholder Communications, toll-free at 1-866-861-2571.

Best regards, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

7

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Shares		Cost	Value
	COMMON STOCKS — 93.8%
	Auto Services — 3.4%
633,400	Insurance Auto Auctions, Inc.* †	$7,858,824	$8,265,870

	Banking — 2.1%
150,000	Greenpoint Financial Corp.	4,661,747	5,298,000

	Cable Television — 9.2%
2,703,393	Adelphia Communications Corp. CL A* #	932,671	1,622,036
1,300,000	Charter Communications, Inc. CL A*	1,237,362	5,226,000
375,000	Comcast Corp. - Special CL A* (a)	10,138,056	11,730,000
400,000	Insight Communications Co.*	3,841,463	4,124,000

		16,149,552	22,702,036

	Consumer Products and Services — 3.4%
1,100,000	Six Flags, Inc. *	9,833,139	8,272,000

	Financial Services — 12.7%
150	Berkshire Hathaway, Inc. CL A*	10,497,400	12,637,500
100,000	Fannie Mae	6,952,820	7,506,000
190,000	Freddie Mac	9,635,523	11,080,800
3,435,400	Imperial Credit Industries, Inc.* @ †	8,589	6,871

		27,094,332	31,231,171

	Health Care — 11.2%
425,000	First Health Group Corp. *	8,415,205	8,270,500
250,000	Laboratory Corporation of America Holdings*	7,653,349	9,237,500
100,000	MedImmune, Inc. *	2,564,648	2,540,000
230,000	Triad Hospitals, Inc.*	6,892,211	7,652,100

		25,525,413	27,700,100

8

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Lodging and Gaming — 11.1%
150,000	Extended Stay America, Inc.	$1,719,826	$2,172,000
200,000	Harrah's Entertainment, Inc.	7,098,923	9,954,000
1,400,000	Park Place Entertainment Corp.*	10,989,302	15,162,000

		19,808,051	27,288,000

	Media and Entertainment — 6.7%
1,400,000	Liberty Media Corp. - A*	16,979,660	16,646,000

	Printing Services — 3.7%
2,000,000	Mail-Well, Inc.*	7,816,874	9,220,000

	Real Estate Investment Trusts — 15.7%
650,000	Host Marriott Corp.*	5,335,514	8,008,000
109,035	Medical Office Properties, Inc.#	2,175,248	1,090,350
290,000	Newcastle Investment Corp.	5,075,000	7,859,000
876,332	Newcastle Investment Holdings Corp.† #	55,549	622,196
876,332	Newcastle Investment Holdings LLC * #	131,450	3,803,281
120,000	NovaStar Financial, Inc.	1,283,346	5,155,200
240,000	Redwood Trust, Inc.	5,743,627	12,204,000

		19,799,734	38,742,027

	Restaurants — 2.7%
200,000	Papa John's International, Inc.*	4,898,963	6,676,000

	Retail — 4.1%
200,000	Cabela's, Inc. CL A* # (a)(b)	10,080,000	10,080,000

9

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Telecommunications — 7.8%
260,000	Centennial Communications Corp.*	$607,579	$1,367,600
750,000	Citizens Communications Co.* (a)	7,850,460	9,315,000
100,000	Lynch Interactive Corp.*	2,609,890	2,385,000
100,000	Telephone and Data Systems, Inc.	4,387,097	6,255,000

		15,455,026	19,322,600

	Total Common Stocks	185,961,315	231,443,804

Face amount or shares
	CORPORATE BONDS — 3.5%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09	5,110,619	8,775,000

	SHORT-TERM SECURITIES — 2.8%
6,838,034	Wells Fargo Government Money Market Fund	6,838,034	6,838,034

	Total Investments in Securities	$197,909,968	247,056,838

	Total Options Written — (0.0%)		(37,500)
	Other Liabilities in Excess of Other Assets — (0.1%)		(258,650)

	Total Net Assets — 100%		$246,760,688

	Net Asset Value Per Share		$26.99

10

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value
	OPTIONS WRITTEN
	Covered Call Options
20,000	Cabela's, Inc. CL A*	March 2006/50.40	$—
62,500	Citizens Communications Co.*	January 2004/12.50	(14,063)

			(14,063)

	Put Options
62,500	Citizens Communications Co.*	January 2004/12.50	(23,437)

	Total Options Written		$(37,500)

	(premiums received $158,617)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

(a)	Fully or partially pledged as collateral on outstanding written options

(b)	Restricted security acquired in a private placement on September 23, 2003. The Fund will not bear the cost of registering the security.

11

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L.Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/23/04